Exhibit 23.2

                  Independent Auditors' Consent


The Board of Directors
Inter-Regional Financial Group, Inc.:

We consent to the use of our report incorporated herein by reference in the Registration Statement.


KPMG Peat Marwick L.L.P.
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KPMG Peat Marwick L.L.P.


Minneapolis, Minnesota
May 1, 1996